UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

CABALETTA BIO, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39103	82-1685768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street, Suite 600, Philadelphia, PA		19104
(Address of principal executive offices)		(Zip Code)

(267) 759-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	CABA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Cabaletta Bio, Inc., a Delaware corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 1, 2021. As of April 9, 2021, the record date for the Annual Meeting, there were 20,144,464 outstanding shares of the Company’s common stock. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 21, 2021: (i) to elect two directors, Catherine Bollard, MBChB, M.D. and Richard Henriques, MBA, as Class II directors of the Company to serve for a three-year term expiring at the Company’s 2024 annual meeting of stockholders and until their successor has been duly elected and qualified, subject to their earlier death, resignation or removal (“Proposal 1”) and (ii) to ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal 2”).

The Company’s stockholders approved the Class II director nominees, Catherine Bollard, MBChB, M.D. and Richard Henriques, MBA, recommended for election in Proposal 1 at the Annual Meeting. The votes cast at the Annual Meeting were as follows:

	For	Withheld	Broker Non-Votes
Catherine Bollard, MBChB, M.D.	13,507,815	460,898	2,424,484
Richard Henriques, MBA	13,426,897	541,816	2,424,484

The Company’s stockholders ratified the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, recommended for ratification in Proposal 2 at the Annual Meeting. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
16,382,222	4,385	6,590	0

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 7.01 Regulation FD Disclosure.

On June 3, 2021, the Company posted to the “Investors & Media” section of the Company’s website at www.cabalettabio.com an updated corporate presentation providing a corporate overview and updated development plan (the “Corporate Presentation”). A copy of the Corporate Presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Cabaletta Bio, Inc. Corporate Presentation, dated June 3, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CABALETTA BIO, INC.

Date: June 3, 2021	By:	/s/ Steven Nichtberger
Steven Nichtberger, M.D.
President and Chief Executive Officer